UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 2, 2019

CAMBREX CORPORATION

(Exact name of Registrant as specified in its charter)

DELAWARE	1-10638	22-2476135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY	07073
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 804-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On January 8, 2019, Cambrex Corporation (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Initial Filing”) reporting, among other things, that on January 2, 2019 the Company completed its acquisition of Avista Pharma Solutions, Inc., a Delaware corporation (“Avista”), pursuant to the terms of the Agreement and Plan of Merger, dated as of November 19, 2018, by and among the Company, Avista, Aviator Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Ampersand 2006 Limited Partnership and Ampersand 2011 Limited Partnership, Merger Sub merged with and into Avista, with Avista continuing as the surviving corporation and a wholly owned subsidiary of the Company. An aggregate purchase price of approximately $252 million in cash was paid as consideration. Avista is a contract development, manufacturing, and testing organization which operates four facilities located in Durham, NC, Longmont, CO, Agawam, MA and Edinburgh, Scotland, UK.

On September 18, 2018, the Company filed with the SEC a Current Report on Form 8-K reporting the completion of the acquisition of Halo Pharmaceutical, Inc. (“Halo”) and on November 26, 2018, the Company filed a Current Report on Form 8-K/A an amended Form 8-K to include historical financial information of Halo and proforma financial information.

Pursuant to the requirements of Item 9.01 of Form 8-K, the Company hereby amends Item 9.01 of the Initial Filing to include historical financial information of Avista and proforma financial information. The Company believes it is more meaningful to the readers to include proforma financial information of Halo along with the proforma financial information of Avista due to the short timeframe between the two acquisitions. Therefore, the unaudited proforma condensed combined income statements included herein give effect to the acquisitions of both Avista and Halo.

The attached Exhibit 99.3 to this Form 8-K/A should be read in conjunction with the Form 8-K/A filed with the SEC on November 26, 2018.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated balance sheet of Avista as of December 31, 2017 and the related audited consolidated statement of operations, statement of redeemable convertible preferred stock and stockholders’ deficit and statement of cash flows for the year ended December 31, 2017, is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited consolidated balance sheets of Avista as of September 30, 2018 and 2017 and the related unaudited consolidated statements of operations, statements of redeemable convertible preferred stock and stockholders’ deficit and statements of cash flows, for the nine months ended September 30, 2018 and 2017, is attached as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements combine the historical financial position of Cambrex, Avista and Halo as of September 30, 2018 and the results of their operations for the nine months ended September 30, 2018 and for the year ended December 31, 2017. The unaudited pro forma condensed combined income statements assume the acquisition of Avista and Halo had occurred on January 1, 2017 and the unaudited pro forma condensed combined balance sheet assumes the acquisition of Avista had occurred as of September 30, 2018. Such unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.3 and are incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

2.2	Agreement and Plan of Merger, dated November 19, 2018, by and among Cambrex Corporation, Avista Pharma Solutions, Inc., Aviator Merger Sub, Inc., Ampersand 2007 Limited Partnership and Ampersand 2011 Limited Partnership (B)

23.1	Consent of RSM US LLP, Independent Registered Public Accounting Firm (A)

99.1	Audited Financial Statements of Avista Pharma Solutions, Inc. as of December 31, 2017 and for the year ended December 31, 2017 (A)

99.2	Unaudited Financial Statements of Avista Pharma Solutions, Inc. as of September 30, 2018 and 2017 and for the nine months ended September 30, 2018 and 2017 (A)

99.3	Unaudited Pro Forma Condensed Combined Financial Information as of September 30, 2018 and for the nine months ended September 30, 2018 and for the year ended December 31, 2017 (A)

(A)	Filed herewith.

(B)	Incorporated by reference to Exhibit 2.2 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on February 13, 2019.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAMBREX CORPORATION

By	/s/ Gregory P. Sargen
Gregory P. Sargen
Executive Vice President and
Chief Financial Officer
(On behalf of the Registrant and as the
Registrant’s Principal Financial Officer)

Dated: March 8, 2019